AT&T Inc.
Supplemental Segment Information
Unaudited
Dollars in millions

Advanced Connectivity Segment
	3/31/23	6/30/23	9/30/23	12/31/23	2023	3/31/24	6/30/24	9/30/24	12/31/24	2024	3/31/25	6/30/25	9/30/25	12/31/25	2025

Segment Operating Revenues
Wireless service	$15,483	$15,745	$15,908	$16,039	$63,175	$15,994	$16,277	$16,539	$16,563	$65,373	$16,651	$16,853	$16,926	$16,954	$67,384
Advanced home internet	1,453	1,523	1,615	1,686	6,277	1,756	1,839	1,957	2,079	7,631	2,198	2,299	2,411	2,502	9,410
Business fiber and advanced connectivity	1,558	1,582	1,627	1,684	6,451	1,672	1,702	1,719	1,760	6,853	1,755	1,769	1,832	1,887	7,243
Business transitional and other	1,857	1,823	1,854	1,704	7,238	1,614	1,479	1,411	1,402	5,906	1,294	1,249	1,198	1,170	4,911
Other service	177	177	174	177	705	174	175	169	166	684	162	164	162	162	650
Total Service Revenues	20,528	20,850	21,178	21,290	83,846	21,210	21,472	21,795	21,970	86,447	22,060	22,334	22,529	22,675	89,598
Equipment	5,230	4,735	4,918	6,533	21,416	4,813	4,387	4,702	6,735	20,637	5,132	5,163	4,974	7,557	22,826
Total Segment Operating Revenues	$25,758	$25,585	$26,096	$27,823	$105,262	$26,023	$25,859	$26,497	$28,705	$107,084	$27,192	$27,497	$27,503	$30,232	$112,424

Segment Operating Expenses
Operations and support	$16,254	$15,624	$15,836	$18,151	$65,865	$15,652	$15,229	$15,611	$18,315	$64,807	$16,247	$16,356	$16,010	$19,264	$67,877
Depreciation and amortization	4,289	4,313	4,350	4,411	17,363	4,730	4,776	4,813	5,114	19,433	4,973	5,035	5,076	4,875	19,959
Total Segment Operating Expenses	20,543	19,937	20,186	22,562	83,228	20,382	20,005	20,424	23,429	84,240	21,220	21,391	21,086	24,139	87,836
Segment Operating Income	$5,215	$5,648	$5,910	$5,261	$22,034	$5,641	$5,854	$6,073	$5,276	$22,844	$5,972	$6,106	$6,417	$6,093	$24,588

Segment Operating Income Margin	20.2%	22.1%	22.6%	18.9%	20.9%	21.7%	22.6%	22.9%	18.4%	21.3%	22.0%	22.2%	23.3%	20.2%	21.9%
EBITDA[1]	$9,504	$9,961	$10,260	$9,672	$39,397	$10,371	$10,630	$10,886	$10,390	$42,277	$10,945	$11,141	$11,493	$10,968	$44,547
EBITDA Margin[1]	36.9%	38.9%	39.3%	34.8%	37.4%	39.9%	41.1%	41.1%	36.2%	39.5%	40.3%	40.5%	41.8%	36.3%	39.6%

[1] See Non-GAAP Reconciliations

AT&T Inc.
Supplemental Segment Information
Unaudited
Dollars in millions

Advanced Connectivity Segment Supplemental Information

Consumer Operating Revenues	3/31/23	6/30/23	9/30/23	12/31/23	2023	3/31/24	6/30/24	9/30/24	12/31/24	2024	3/31/25	6/30/25	9/30/25	12/31/25	2025
Wireless services	$13,324	$13,504	$13,672	$13,792	$54,292	$13,754	$13,966	$14,211	$14,230	$56,161	$14,370	$14,559	$14,594	$14,605	$58,128
Advanced home internet	1,453	1,523	1,615	1,686	6,277	1,756	1,839	1,957	2,079	7,631	2,198	2,299	2,411	2,502	9,410
Wholesale and other service	177	177	174	177	705	174	175	169	166	684	162	164	162	162	650
Total Service Revenues	14,954	15,204	15,461	15,655	61,274	15,684	15,980	16,337	16,475	64,476	16,730	17,022	17,167	17,269	68,188
Equipment	4,422	3,910	4,121	5,576	18,029	3,946	3,563	3,845	5,746	17,100	4,246	4,273	4,107	6,445	19,071
Total Operating Revenues	$19,376	$19,114	$19,582	$21,231	$79,303	$19,630	$19,543	$20,182	$22,221	$81,576	$20,976	$21,295	$21,274	$23,714	$87,259

Business Operating Revenues	3/31/23	6/30/23	9/30/23	12/31/23	2023	3/31/24	6/30/24	9/30/24	12/31/24	2024	3/31/25	6/30/25	9/30/25	12/31/25	2025
Wireless service	$2,159	$2,241	$2,236	$2,247	$8,883	$2,240	$2,311	$2,328	$2,333	$9,212	$2,281	$2,294	$2,332	$2,349	$9,256
Fiber and advanced connectivity	1,558	1,582	1,627	1,684	6,451	1,672	1,702	1,719	1,760	6,853	1,755	1,769	1,832	1,887	7,243
Transitional and other service	1,857	1,823	1,854	1,704	7,238	1,614	1,479	1,411	1,402	5,906	1,294	1,249	1,198	1,170	4,911
Total Service Revenues	5,574	5,646	5,717	5,635	22,572	5,526	5,492	5,458	5,495	21,971	5,330	5,312	5,362	5,406	21,410
Equipment	808	825	797	957	3,387	867	824	857	989	3,537	886	890	867	1,112	3,755
Total Operating Revenues	$6,382	$6,471	$6,514	$6,592	$25,959	$6,393	$6,316	$6,315	$6,484	$25,508	$6,216	$6,202	$6,229	$6,518	$25,165

AT&T Inc.
Supplemental Segment Information
Unaudited
Dollars in millions

Legacy Segment
	3/31/23	6/30/23	9/30/23	12/31/23	2023	3/31/24	6/30/24	9/30/24	12/31/24	2024	3/31/25	6/30/25	9/30/25	12/31/25	2025

Total Segment Operating Revenues	$3,394	$3,260	$3,148	$2,974	$12,776	$2,834	$2,723	$2,577	$2,434	$10,568	$2,368	$2,202	$2,013	$1,889	$8,472

Segment Operating Expenses
Operations and support	$1,866	$1,731	$1,785	$1,627	$7,009	$1,730	$1,572	$1,494	$1,521	$6,317	$1,349	$1,243	$1,334	$1,207	$5,133
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Segment Operating Expenses	1,866	1,731	1,785	1,627	7,009	1,730	1,572	1,494	1,521	6,317	1,349	1,243	1,334	1,207	5,133
Segment Operating Income	$1,528	$1,529	$1,363	$1,347	$5,767	$1,104	$1,151	$1,083	$913	$4,251	$1,019	$959	$679	$682	$3,339

Segment Operating Income Margin	45.0%	46.9%	43.3%	45.3%	45.1%	39.0%	42.3%	42.0%	37.5%	40.2%	43.0%	43.6%	33.7%	36.1%	39.4%
EBITDA[1]	$1,528	$1,529	$1,363	$1,347	$5,767	$1,104	$1,151	$1,083	$913	$4,251	$1,019	$959	$679	$682	$3,339
EBITDA Margin[1]	45.0%	46.9%	43.3%	45.3%	45.1%	39.0%	42.3%	42.0%	37.5%	40.2%	43.0%	43.6%	33.7%	36.1%	39.4%

[1] See Non-GAAP Reconciliations

AT&T Inc.
Supplemental Segment Information
Unaudited
Dollars in millions
NON-GAAP RECONCILIATIONS

EBITDA
Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these either do not reflect the operating results of our subscriber base or are operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. EBITDA margin is calculated as EBITDA divided by operating revenues.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing cash generation potential with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

There are material limitations to using these non-GAAP financial measures. EBITDA and EBITDA margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA and EBITDA margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

Advanced Connectivity Segment
	3/31/23	6/30/23	9/30/23	12/31/23	2023	3/31/24	6/30/24	9/30/24	12/31/24	2024	3/31/25	6/30/25	9/30/25	12/31/25	2025

Segment Operating Income	$5,215	$5,648	$5,910	$5,261	$22,034	$5,641	$5,854	$6,073	$5,276	$22,844	$5,972	$6,106	$6,417	$6,093	$24,588
Less: Depreciation and amortization	4,289	4,313	4,350	4,411	17,363	4,730	4,776	4,813	5,114	19,433	4,973	5,035	5,076	4,875	19,959
EBITDA	$9,504	$9,961	$10,260	$9,672	$39,397	$10,371	$10,630	$10,886	$10,390	$42,277	$10,945	$11,141	$11,493	$10,968	$44,547

Legacy Segment
	3/31/23	6/30/23	9/30/23	12/31/23	2023	3/31/24	6/30/24	9/30/24	12/31/24	2024	3/31/25	6/30/25	9/30/25	12/31/25	2025

Segment Operating Income	$1,528	$1,529	$1,363	$1,347	$5,767	$1,104	$1,151	$1,083	$913	$4,251	$1,019	$959	$679	$682	$3,339
Less: Depreciation and amortization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EBITDA	$1,528	$1,529	$1,363	$1,347	$5,767	$1,104	$1,151	$1,083	$913	$4,251	$1,019	$959	$679	$682	$3,339